Supplement to the

Fidelity® Capital Appreciation Fund (FDCAX), Fidelity Disciplined Equity Fund (FDEQX), Fidelity Focused Stock Fund (FTQGX), Fidelity Stock Selector Small Cap Fund (FDSCX), and Fidelity Value Fund (FDVLX)

Fidelity Capital Appreciation Fund is a Class of shares of Fidelity Capital Appreciation Fund; Fidelity Disciplined Equity Fund is a Class of shares of Fidelity Disciplined Equity Fund; Fidelity Stock Selector Small Cap Fund is a Class of shares of Fidelity Stock Selector Small Cap Fund; and Fidelity Value Fund is a Class of shares of Fidelity Value Fund

Funds of Fidelity Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2012

Effective January 1, 2013, Alex Devereaux serves as co-manager of Fidelity Disciplined Equity Fund. The following information supplements similar information found in the "Management Contracts" section beginning on page 44.

The following table provides information relating to other accounts managed by Mr. Devereaux as of January 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 2,612	none	$ 2
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,612	none	none

* Includes assets of Fidelity Disciplined Equity Fund managed by Mr. Devereaux ($2,612 (in millions) assets managed with performance-based advisory fees).

As of January 31, 2013, the dollar range of shares of Fidelity Disciplined Equity Fund beneficially owned by Mr. Devereaux was $10,001 - $50,000.

FCTB-13-01  March 15, 2013
1.803895.122